UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

_________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2017

RADISYS CORPORATION
(Exact name of registrant as specified in its charter)

Oregon	0-26844	93-0945232
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5435 NE Dawson Creek Drive
Hillsboro, Oregon	97124
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (503) 615-1100

No Change
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company	[ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 1.01 Entry into a Material Definitive Agreement.

On June 30, 2017, Radisys Corporation (the “Company” or “Radisys”) entered into Amendment No. 2 to Credit Agreement (the "Second Amendment”) with Silicon Valley Bank (“SVB”), as administrative agent, and the other lenders party thereto, which amends the Credit Agreement (as amended from time to time, the "Credit Agreement") dated September 19, 2016 between Radisys, SVB, as administrative agent, and the other lenders party thereto.

Commencing on June 30, 2017, the Second Amendment adjusted the rate per annum when the Consolidated Adjusted EBITDA (as defined in the Second Amendment) as measured on a trailing twelve-month basis for the immediately preceding fiscal quarter period is less than $8 million to be as follows:

•	When Availability (as defined in the Credit Agreement) is 70% or more, the interest rate is the prime rate (as published in Wall Street Journal) plus 0.75%;

•	When Availability is 30% or more and less than 70%, the interest rate is the prime rate plus 1.00%; and

•	When Availability is below 30%, the interest rate is the prime rate plus 1.25%.

Commencing on June 30, 2017, if Consolidated Adjusted EBITDA as measured on a trailing twelve-month basis for the immediately preceding fiscal quarter period is equal to or greater than $8 million, the rate per annum will be as follows:

•	When Availability is 70% or more, the interest rate is the prime rate plus 0.25%;

•	When Availability is 30% or more and less than 70%, the interest rate is the prime rate plus 0.50%; and

•	When Availability is below 30%, the interest rate is the prime rate plus 0.75%.

Additionally, the Second Amendment adjusted the required minimum trailing twelve month Consolidated Adjusted EBITDA (as defined in the Second Amendment) that the Company is required to maintain in the second, third and fourth quarter of fiscal year 2017 as follows:

Quarter Ending	Minimum Consolidated Adjusted EBITDA
6/30/17	$0
9/30/17	($1,500,000)
12/31/17	$3,000,000

The Second Amendment also adjusted the limits for the add-back of certain restructuring costs on a trailing twelve month basis in the calculation of Consolidated Adjusted EBITDA as follows:

Quarter Ending	Restructuring Costs
6/30/17	$5,205,000
9/30/17	$9,550,000
12/31/17	$8,235,000

The Second Amendment also provided that following fiscal year 2017, SVB, as Administrative Agent, and the required lenders under the Credit Agreement will re-set the required minimum Consolidated Adjusted EBITDA levels and the limits for the add-back of certain restructuring costs for the periods tested in fiscal years 2018 and 2019.

The foregoing description of the Second Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Amendment, which is attached to this report as Exhibit 10.1 and is incorporated herein by reference.

Item 2.02 Results of Operations and Financial Condition.

The information in this Item 2.02 and the Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or any proxy statement or report or other document we may file with the Securities Exchange Commission (“SEC”), regardless of any general incorporation language in any such filing, except as shall be expressly set forth by specific reference in such filing.

On July 6, 2017, the Company issued a press release announcing its preliminary revenue estimates for the fiscal quarter ended June 30, 2017. A copy of this press release is attached hereto as Exhibit 99.1.

This press release contains forward-looking statements, including statements about the Company's business strategy, changes in reporting segments financial outlook and expectations for the second quarter of 2017, and statements related to revenue and gross margins from our respective segments and product lines, investments in future growth, expense savings or reductions, increased profitability, product line focus, operational and administrative efficiencies, revenue growth, margin improvement, financial performance and other attributes of the Company. These forward-looking statements are based on the Company's expectations and assumptions, as of the date such statements are made, regarding the Company's future operating performance and financial condition, customer requirements, outcome of product trials, the economy and other future events or circumstances. Actual results could differ materially from the outlook guidance and expectations in these forward-looking statements as a result of a number of risk factors, including, among others, (a) increased Tier 1 commercial deployments across multiple product lines, (b) continued implementation of the Company’s next-generation products, (c) customer implementation of traffic management solutions, (d) the outcome of product trials, (e) the market success of customers' products and solutions, (f) the development and transition of new products and solutions, including our FlowEngine appliance and CellEngine 5G RAN technology and our strategic MediaEngine agreement, (g) the enhancement of existing products and solutions to meet customer needs and respond to emerging technological trends, (h) the Company’s ability to raise additional growth capital, (i) the Company's dependence on certain customers and high degree of customer concentration, (j) the Company's use of one contract manufacturer for a significant portion of the production of its products, including the success of transitioning contract manufacturing partners, (k) matters affecting the software and embedded product industry, including changes in industry standards, changes in customer requirements and new product introductions, (l) actions by regulatory authorities or other third parties, (m) cash generation, (n) changes in tariff and trade policies and other risks associated with foreign operations, (o) fluctuations in currency exchange rates, (p) the ability of the Company to successfully complete any restructuring, acquisition or divestiture activities, (q) risks relating to fluctuations in the Company's operating results, the uncertainty of revenues and profitability and the potential need to raise additional funding and (r) other factors listed in the Company's reports filed with the Securities and Exchange Commission (SEC), including those listed under “Risk Factors” in Radisys' Annual Report on Form 10-K for the year ended December 31, 2016, copies of which may be obtained by contacting the Company at 503-615-1100, from the Company's investor relations web site at http://investor.radisys.com/, or at the SEC's website at http://www.sec.gov. Although forward-looking statements help provide additional information about Radisys, investors should keep in mind that forward-looking statements are inherently less reliable than historical information. Should one or more of these risks or uncertainties materialize (or the other consequences of such a development worsen), or should underlying assumptions prove incorrect, actual outcomes may vary materially from those forecasted or expected. The Company believes its expectations and assumptions are reasonable, but there can be no assurance that the expectations reflected herein will be achieved. All information in this press release is as of July 6, 2017. The Company undertakes no duty to update any forward-looking statement to conform the statement to actual results or changes in the Company's expectations.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibit

Exhibit Number	Description
10.1	Second Amendment to the Credit Agreement, dated June 30, 2017, between Radisys Corporation, as borrower, Silicon Valley Bank, as administrative agent, and the other lenders party thereto.
99.1	Second Quarter 2017 Preliminary Financial Results Release, dated July 6, 2017.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RADISYS CORPORATION
Date:	July 6, 2017	By:	/s/ Jonathan Wilson
Jonathan Wilson
Chief Financial Officer and Vice President of Finance (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description
10.1	Second Amendment to the Credit Agreement, dated June 30, 2017, between Radisys Corporation, as borrower, Silicon Valley Bank, as administrative agent, and the other lenders party thereto.
99.1	Second Quarter 2017 Preliminary Financial Results Release, dated July 6, 2017.